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                                                                   EXHIBIT 10.26

                              PURCHASE AGREEMENT
                                 IN RESPECT OF
                         LIMITED PARTNERSHIP INTERESTS

          This agreement (the "Agreement") is entered into as of January 5, 2000 by and between Platinum Blues Chicago, L.L.C., an Illinois limited liability company ("Seller"), and HOB Chicago, Inc., a Delaware corporation ("Buyer"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement of Limited Partnership of HOB Marina City Partners, L.P. (the "Partnership") among Seller, Buyer, HOB Marina City, Inc., a Delaware corporation (the "General Partner"), and Marks Theater Investment, L.L.C., an Illinois limited liability company ("Marks") (and successor-in-interest to Niki Development, Corp., an Illinois corporation), dated January 29, 1996, as amended by the First Amendment to the Agreement of Limited Partnership dated December 20, 1996 and the Second Amendment to Agreement of Limited Partnership dated as of May 1, 1997 (as amended, the "Partnership Agreement").

                                   RECITALS
                                   --------

          WHEREAS, pursuant to the Partnership Agreement, Seller made a capital contribution to the Partnership, and the Partnership issued to Seller an interest as a Limited Partner in the Partnership;

          WHEREAS, Seller desires to sell its entire interest as a Limited Partner of the Partnership (the "Interests") to Buyer and Buyer wishes to purchase such Interests pursuant to Section 12.1 of the Partnership Agreement;

          WHEREAS, the transactions contemplated herein have been Approved by the Limited Partners in accordance with Section 8.2(a) of the Partnership Agreement, and such approval is attached hereto as Exhibit A; and
                                                   ---------

          WHEREAS, the General Partner will consent to the substitution of Buyer as a Limited Partner in respect of such Interests;

          NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
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                                   AGREEMENT
                                   ---------

          1.    Transfer of Percentage Interests. Seller will sell, assign,
                --------------------------------
transfer and deliver to Buyer all of its Interests in consideration of the payment by the Buyer of the Purchase Price (as defined below), payable in full on the Closing Date as provided in this Agreement. On the Closing Date, Buyer will pay to Seller, or to its order, the cash amount of $5,950,037 (the "Cash Payment") and deliver 802,469 shares of Class D-2 Preferred Stock, $.01 par value per share of HOB Entertainment, Inc., a Delaware corporation ("HOB Entertainment"), valued at $1.62 per share (the "HOB Shares"), the Cash Payment and the HOB Shares representing the full purchase price (the "Purchase Price") for the Interests calculated in accordance with Section 12.1 of the Partnership Agreement.

          2.    Closing and Payment.
                -------------------

                2.1 Closing Date. The sale and purchase of the Interests pursuant to this Agreement shall close (the "Closing") in the offices of Latham & Watkins at 633 West Fifth Street, Suite 4000, Los Angeles, California on January 5, 2000, or at such other place, time or date as mutually may be agreed to by Buyer and Seller (the "Closing Date").

                2.2 Deliveries at Closing. At the Closing, the following shall occur:

                        2.2.1 Seller and Buyer shall execute and deliver to each other and to the General Partner an Assignment of Partnership Interests in the form attached hereto as Exhibit B (the "Assignment of Partnership
                            ---------
Interests"), pursuant to which the Interests to be sold hereunder shall be transferred to Buyer free and clear of all liens and encumbrances, but subject to the terms and provisions of the Partnership Agreement;

                        2.2.2 Buyer shall pay to Seller, by wire transfer of immediately available funds, the Cash Payment;

                        2.2.3 Buyer shall deliver to Seller, and at Seller's written direction, Craig Duchossois ("Seller's Designee") certificates evidencing and representing 185,185 HOB Shares, in the case of Seller, and 617,284 shares, in the case of Seller's Designee, and containing thereon applicable legends conforming to the requirements of federal and state securities laws;

                        2.2.4 Seller and Seller's Designee shall deliver to Buyer an executed counterpart to HOB Entertainment's Amended and Restated Stockholder Agreement whereby each of Seller and Seller's Designee becomes a party to and bound by the HOB Entertainment's Amended and Restated Stockholder Agreement;

                        2.2.5 The General Partner shall deliver to Buyer and Seller its written consent to the substitution of Buyer as a Limited Partner in respect of the Interests, substantially in a form attached hereto as Exhibit C;
                                                                     ---------

                        2.2.6 HOB Marina City, Inc. and Seller shall execute and deliver to each other the Agreement of Settlement and Mutual Release;

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                        2.2.7     The General Partner shall deliver to Buyer and
Seller a Third Amendment to the Partnership Agreement, substantially in the form attached hereto as Exhibit D and in accordance with Section 3.6 of the
                   ---------
Partnership Agreement, reflecting the substitution of Buyer as Limited Partner in respect of the Interests; and

                        2.2.8 HOB Entertainment, Seller and Craig Duchossois shall execute and deliver to each other the Lock-Up Agreement with respect to the HOB Shares.

          3.    Representations and Warranties.
                ------------------------------
                3.1     Of Buyer. Buyer represents and warrants to Seller as
                        --------
follows:

                        3.1.1 Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                        3.1.2 HOB Entertainment has taken all actions necessary to duly authorize the issuance of the HOB Shares which when issued in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable, and free and clear of any liens, claims and encumbrances except as set forth in the Amended and Restated Stockholders Agreement of HOB Entertainment, dated as of September 10, 1999;

                        3.1.3 HOB Entertainment has issued shares of its Class D-2 Preferred Stock in a private offering on September 10, 1999 and pursuant to a related preemptive rights offering will issue shares of its Class D-2 Preferred Stock at a purchase price of $1.62 per share. HOB Entertainment has made no other issuances of its Class D-2 Preferred Stock;

                        3.1.4 The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all requisite corporate action and no other acts or other proceedings on the part of the Buyer or its shareholders are necessary to authorize this Agreement or the transactions contemplated herein. This Agreement has been duly and validly executed by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                        3.1.5 Neither the execution and delivery of this Agreement nor the performance by Buyer of its obligations hereunder will result in (i) a violation of or conflict with its organizational documents; (ii) a material breach of or default under any contract, agreement, indebtedness, lease, commitment, license, franchise, permit, authorization, or concession to which it is a party or by which it is bound; or (iii) a violation of any statute, law, ordinance, rule, regulation, order, judgment, or decree;

                        3.1.6 Any consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority, or any other person or

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entity, required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement has been made or obtained;

                        3.1.7 Buyer is acquiring the Interests to be acquired by it hereunder solely for its own account, not as a nominee or agent for any other person or entity, and not with a view to, or for offer or sale in connection with, any distribution thereof that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Interests under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or under any exemption from such registration available under the Securities Act and other applicable state securities laws;

                        3.1.8 Buyer is knowledgeable, sophisticated, and experienced in business and financial matters such that it is capable of evaluating the merits and risks of the prospective investment in the Interests to be acquired by it hereunder, is able to bear the economic risk of an investment in Interests to be acquired by it hereunder, and is able to afford the complete loss of such investment;

                        3.1.9 Buyer is an "accredited investor" as defined in Regulation D under the Securities Act; and

                        3.1.10 Buyer acknowledges that the Partnership Agreement limits the transferability of the Interests, that transfers may be made only in compliance with applicable provisions of the Partnership Agreement and applicable federal and state securities laws, and that there is no market for the sale or trade of the Interests.

                3.2     Of Seller. Seller represents and warrants to Buyer as
                        ---------
follows:

                        3.2.1 Seller is a limited liability company duly organized and validly existing under the laws of the State of Illinois, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                        3.2.2 The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all requisite action and no other proceedings on the part of the Seller are necessary to authorize this Agreement or the transactions contemplated herein. This Agreement has been duly and validly executed by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                        3.2.3 Neither the execution and delivery of this Agreement nor the performance by Seller of its obligations hereunder will result in (i) a violation of or conflict with its organizational documents; (ii) a material breach of or default under any contract, agreement, indebtedness, lease, commitment, license, franchise, permit, authorization, or

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concession to which it is a party or by which it is bound; or (iii) a violation of any statute, law, ordinance, rule, regulation, order, judgment, or decree;

                        3.2.4 Any consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority, or any other person or entity, required to be made or obtained by Seller in connection with the execution, delivery and performance of this Agreement has been made or obtained;

                        3.2.5 Seller has valid and legal title to the Interests and the Interests are not subject to any lien or adverse claim;

                        3.2.6 Each of Seller and Seller's Designee is acquiring any HOB Shares that may be acquired by it hereunder solely for its own account, not as a nominee or agent for any other person or entity, and not with a view to, or for offer or sale in connection with, any distribution thereof that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said HOB Shares under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or under any exemption from such registration available under the Securities Act and other applicable state securities laws;

                        3.2.7 Each of Seller and Seller's Designee is knowledgeable, sophisticated, and experienced in business and financial matters such that it is capable of evaluating the merits and risks of the prospective investment in the HOB Shares to be acquired by it hereunder, is able to bear the economic risk of an investment in Interests to be acquired by it hereunder, and is able to afford the complete loss of such investment;

                        3.2.8 Each of Seller and Seller's Designee is an "accredited investor" as defined in Regulation D under the Securities Act; and

                        3.2.9 Seller acknowledges for itself and on behalf of Seller's Designee that transfers of the HOB Shares may be made only in compliance with applicable federal and state securities laws, and that there is no market for the sale or trade of the HOB Shares.

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          4.    Indemnification. To the extent Seller, as the transferring
                ---------------
Partner of the Interests is not released from further obligations under the Partnership Agreement after the Closing (the "Further Obligations"), Buyer agrees to indemnify and hold harmless Seller and its officers, directors, employees and agents for any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including reasonable attorneys' fees and expenses) actually suffered or incurred by them arising out of or resulting from any and all Further Obligations. For the avoidance of doubt, the Further Obligations do not include any obligations of Seller under the Partnership Agreement prior to the Closing.

          5.    Seller's Acknowledgment. Seller acknowledges for itself and on
                -----------------------
behalf of Seller's Designee that any decision to pursue an initial public offering of capital stock of HOB Entertainment shall be made by the Board of Directors of HOB Entertainment and no assurance has been or can be provided regarding whether or not such a transaction will be pursued or successfully completed or the timing thereof.

          6.    Miscellaneous.
                -------------

                6.1     Expenses. All costs and expenses, including fees and
                        --------
disbursements of counsel incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, however, the Buyer shall pay or reimburse the Partnership for all reasonable expenses of the Partnership in connection with the transaction contemplated hereby.

                6.2     Further Assurances. Each of Seller and Buyer agrees to
                        ------------------
cooperate with one another in executing, delivering and otherwise providing such additional documents, instruments or items as shall be necessary or appropriate under and pursuant to the terms of this Agreement to effectuate the sale, assignment, transfer and delivery, from Seller to Buyer, of the Interests to be acquired by Buyer hereunder.

                6.3     Counterparts. This Agreement may be executed
                        ------------
simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                6.4     No Assignment; No Third-Party Beneficiaries. No party
                        -------------------------------------------
shall be entitled to assign its rights or obligations under this Agreement without the prior written consent of every other party, which consent may be withheld in each party's sole discretion. This Agreement has been and is made solely for the benefit of Seller and Buyer and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

                6.5     Attorneys' Fees. In the event of any litigation between
                        ---------------
the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys' fees) from the non-prevailing party.

                6.6     Entire Agreement; Governing Law. This Agreement
                        -------------------------------
incorporates the entire understanding of the parties and supersedes all previous agreements should they exist,

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and shall be governed by, and construed in accordance with, the laws of the
State of Delaware, without regard to principles of conflicts of law.

                           (Signature Page Follows)

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          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto effective as of the date first written above.


                                                  PLATINUM BLUES CHICAGO, L.L.C.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:


                                                  HOB CHICAGO, INC.


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title: